                         SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)  June 1, 1998
                                                           --------------

                          Precept Business Services, Inc.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


           Texas                    000-23735                75-2487353
----------------------------      -------------           -------------------
(State or other jurisdiction      (Commission              (IRS Employer
   of incorporation)               File Number)           Identification No.)

    1909 Woodall Rogers Freeway, Suite 500, Dallas, Texas         75201
    ----------------------------------------------------------------------
        (Address of principal executive officers)               (Zip Code)


Registrant's telephone number, including area code       214-754-6000
                                                  ------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 1, 1998 Precept Business Services, Inc., a Texas corporation (the "Company") sold its interest in 75% of the common stock of U.S. Trucking, Inc., a Nevada corporation ("USTI"), pursuant to that certain First Amended and Restated Stock Purchase Agreement, dated as of May 29, 1998, by and among Precept Transportation Services, L.L.C., a Nevada limited liability company and a wholly owned subsidiary of the Company ("Precept Transportation"), Logistics Management LLC, a Kentucky limited liability company, Association Services, Inc., a Kentucky corporation, Roxanne Pixler, Dan Pixler and Anthony Huff. Precept Transportation had acquired its interests in USTI from U.S. Transportation Systems, Inc., a Nevada corporation on March 19, 1998. USTI is in the long-haul trucking business.

     To the best knowledge of the Company and except as described below, at the time of the divestiture of its interest in USTI there was no material relationship between (i) Logistics Management LLC, Association Services, Inc., Roxanne Pixler, Dan Pixler and Anthony Huff on the one hand and (ii) the Company, or any of its affiliates, shareholders, any director or officer of the Company, or any associate of such director or officer on the other. Prior to the aforementioned divestiture, Precept Transportation owned an interest in 75% of the common stock of USTI and Logistics Management owned the remaining 25% of the common stock of USTI. Dan Pixler is the President of USTI and Anthony Huff is the Manager of Logistics Management, LLC.

     The aggregate consideration received by the Company as a result of the divestiture was $1,950,000, composed of $200,000 in cash and a promissory note with an original principal balance of $1,750,000, payable in monthly installments of principal and interest equal to $15,000 commencing July 1, 1998 with the total outstanding principal and interest coming due on April 1, 2000. The note carries an interest rate equal to the prime rate of Wells Fargo Bank (Texas), N.A. adjusted annually. The consideration received by the Company in this divestiture was determined by arms-length negotiations between the parties to the First Amended and Restated Stock Purchase Agreement.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro forma financial information

          The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this initial report on Form 8-K on or before August 17, 1998.

(c)  Exhibits

     Exhibit No.    Description

     2.1 First Amended and Restated Stock Purchase Agreement by and among Precept Transportation Services, L.L.C., Logistics Management L.L.C., Association Services, Inc., Roxanne Pixler, Dan Pixler and Anthony Huff (1).

    99.1            Press Release issued by Precept Business Services, Inc.
                    dated June 1, 1998 (1).


-------------------------

     (1) Filed herewith



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

                                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRECEPT BUSINESS SERVICES, INC.



Date: June 16, 1998                    By: /s/ David L. Neely
                                          -----------------------------------
                                          David L. Neely
                                          Chairman and CEO



















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

                                 INDEX TO EXHIBITS

     Exhibit
     Number    Description of Exhibit
     -------   ----------------------
     2.1       First Amended and Restated Stock Purchase Agreement by and among
               Precept Transportation Services, L.L.C., Logistics Management
               L.L.C., Association Services, Inc., Roxanne Pixler, Dan Pixler
               and Anthony Huff (1).

    99.1       Press Release issued by Precept Business Services, Inc. dated
               June 1, 1998 (1).

---------------------

(1)  Filed herewith













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